UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
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Aridis Pharmaceuticals, Inc.

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Aridis Pharmaceuticals, Inc.
983 University Avenue, Bldg. B
Los Gatos, CA 95032
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 3, 2021
Dear Stockholder:
We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Aridis Pharmaceuticals, Inc. (“Aridis” or the “Company”), which will be held on Thursday, June 3, 2021 at 10:00 a.m. Pacific Daylight Time at our offices, located at 983 University Avenue, Bldg. B, Los Gatos, California 95032, for the following purposes:
1. To re-elect two members as the Class III Directors to our Board of Directors, to serve until the 2024 annual meeting of shareholders, or until the earlier of their resignation or their respective successors shall have been elected and qualified;
2. To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2021; and
3. To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.
The Board of Directors looks forward to greeting you personally at the Annual Meeting. As part of our precautions regarding the recent spread of coronavirus and the disease it causes, COVID-19, we may decide to hold the annual meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be available at https://investors.aridispharma.com/events. Our Board of Directors has fixed the close of business on April 16, 2021 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.
If You Plan to Attend
Please note that space limitations make it necessary to limit attendance of the Annual Meeting to our stockholders. Registration and seating will begin at 9:00 a.m. Shares of common stock can be voted at the Annual Meeting only if the holder thereof is present in person or by valid proxy.
For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. If you do not plan on attending the Annual Meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Even if you do plan to attend the Annual Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Annual Meeting. Your vote is very important.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 3, 2021 at 10:00 a.m. at 983 University Avenue, Bldg. B, Los Gatos, California 95032.
The proxy statement and annual report to stockholders are available at http://www.pstvote.com/aridis2021.
By the Order of the Board of Directors
/s/ ERIC PATZER

Eric Patzer, Ph.D.
Executive Chairman of the Board of Directors
Dated: April 19, 2021

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save Aridis the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Aridis Pharmaceuticals, Inc.
983 University Avenue, Bldg. B
Los Gatos, California 95032
PROXY STATEMENT FOR THE
2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 3, 2021
The Board of Directors (the “Board”) of Aridis Pharmaceuticals, Inc. (“Aridis” or the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our offices, located at 983 University Avenue, Bldg. B, Los Gatos, California 95032, on June 3, 2021, at 10:00 a.m. Pacific Daylight Time, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet. As part of our precautions regarding the recent spread of coronavirus and the disease it causes, COVID-19, we may decide to hold the annual meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be available at https://investors.aridispharma.com/events.
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
How do I attend the Annual Meeting?
The Annual Meeting will be held on Thursday, June 3, 2021, 2021, at 10:00 a.m. Pacific Daylight Time at our offices, located at 983 University Avenue, Bldg. B, Los Gatos, California 95032. Information on how to vote in person at the Annual Meeting is discussed below.
Who is Entitled to Vote?
The Board has fixed the close of business on April 16, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 11,232,921 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.
What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?
If your shares are registered in your name with our transfer agent, Philadelphia Stock Transfer, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.
If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.
Who May Attend the Annual Meeting?
Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.
What am I Voting on?
There are two (2) matters scheduled for a vote:

1. To re-elect two members as the Class III Directors to our Board of Directors, to serve until the 2024 annual meeting of shareholders, or until the earlier of their resignation or their respective successors shall have been elected and qualified; and
2. To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2021.
What if another matter is properly brought before the Annual Meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How Do I Vote?
Stockholders of Record
For your convenience, record holders of our common stock have three methods of voting:
1. Vote by Internet.   The website address for Internet voting is on your proxy card.
2. Vote by mail.   Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
3. Vote in person.   Attend and vote at the Annual Meeting.
Beneficial Owners of Shares Held in Street Name
For your convenience, beneficial owners of our common stock have three methods of voting:
1. Vote by Internet.   The website address for Internet voting is on your vote instruction form.
2. Vote by mail.   Mark, date, sign and promptly mail your vote instruction form (a postage-paid envelope is provided for mailing in the United States).
3. Vote in person.   Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.
If you vote by Internet, please DO NOT mail your proxy card.
All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. If you are a street name stockholder and wish to vote at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How Many Votes do I Have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?
Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.
What Constitutes a Quorum?
To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote as of the Record Date are represented in person or by proxy. Thus, 5,616,461 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.
How Will my Shares be Voted if I Give No Specific Instruction?
We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:
1. ”FOR” the re-election of the Class III members to our Board of Directors; and
2. ”FOR” the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2021.
This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.
If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.
How are Votes Counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposals, votes “FOR” and “AGAINST,” abstentions and broker non-votes.
What is a Broker Non-Vote?
If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on these proposals.
Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.
What is an Abstention?
An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. However, our charter provides that an action of our stockholders (other than the election of directors) is only approved if a majority of the number of shares of stock present and entitled to vote thereat vote in favor of such action.
How Many Votes are Needed for Each Proposal to Pass?
Proposal	Vote Required
Re-election of the Class III Directors	Plurality of the votes cast (the director receiving the most “FOR” votes)
Ratification of the Appointment of Mayer Hoffman McCann P.C. as our Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2021	A majority of the votes entitled to vote thereon and present at the Annual Meeting
What Are the Voting Procedures?
In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.
Is My Proxy Revocable?
You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of Aridis, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Aridis Pharmaceuticals, Inc., 983 University Avenue, Bldg. B, Los Gatos, California 95032, Attention: Secretary, or by facsimile 408-356-9548. Your most current proxy card or Internet proxy is the one that will be counted.
Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?
All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.
Do I Have Dissenters’ Rights of Appraisal?
Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.
How can I Find out the Results of the Voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
When are Stockholder Proposals Due for the 2022 Annual Meeting?
Any appropriate proposal submitted by a stockholder and intended to be presented at the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) must be submitted in writing to the Company’s

Secretary at 983 University Avenue, Bldg. B, Los Gatos, California 95032, and received not later than April 5, 2022 but no earlier than March 6, 2022 to be includable in the Company’s proxy statement and related proxy for the 2022 Annual Meeting. However, if the date of the 2022 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from, June 3, 2022, to be considered for inclusion in proxy materials for our 2022 Annual Meeting, a stockholder proposal must be submitted in writing to the Company’s Secretary at 983 University Avenue, Bldg. B, Los Gatos, California 95032, on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Company for the 2022 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.
Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?
Members of the Board have an interest in Proposal 1, as the nominees are currently members of the Board. Members of the Board and executive officers of Aridis do not have any interest in Proposal 2, the ratification of the appointment of our independent registered public accounting firm.

PROPOSAL 1
ELECTION OF DIRECTORS
Our board of directors currently consists of six directors and is divided into three classes with staggered, three-year terms. Directors in Class III will stand for election at the Annual Meeting on June 3, 2021. The terms of office of directors Class I and Class II do not expire until the annual meetings of stockholders to be held in 2022 and 2023, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that the Class III nominees named below, who are currently serving as directors in Class III, be elected as Class III directors for a three-year term expiring at the 2024 Annual Meeting of Stockholders and until such directors’ successors are elected and qualified, or until such directors’ earlier death, resignation or removal.
Shares represented by proxies will be voted “FOR” the election of each of the nominee named below unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. The nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than one director. Stockholders may not cumulate votes for the election of directors.
Information about our directors, including the director nominees, their ages, occupations and length of board service are provided in the tables below. Additional biographical descriptions are set forth in the text below the tables and include the primary individual experience, qualifications, qualities and skills of each director that led to the conclusion that such director should serve as a member of our board of directors at this time.
Nominees for Election to the Board of Directors at the Annual Meeting
Name	Age	Position(s)
Eric Patzer, Ph.D.	72	Executive Chairman of the Board of Directors, Class III Director
Vu Truong, Ph.D.	57	Chief Executive Officer, Chief Scientific Officer and Class III Director
Eric Patzer, Ph.D, Executive Chairman of the Board of Directors.   Dr. Patzer is one of our co-founders. He was appointed Chairman in May 2014 and served as President from 2003 through 2014. Prior to that, he was VP of Development at Aviron Inc. from 1996 to 2002. Prior to that, he was VP of Product Development at Genentech from 1981 to 1996. Dr. Patzer received his B.S. in Mechanical Engineering from the Pennsylvania State University and his Ph.D. in Microbiology from University of Virginia. We believe that Dr. Patzer possesses specific attributes that qualify him to serve as a member of our board of directors, including his experience in managing projects through the entire development process to regulatory approval, his longevity in the industry, and his intimate knowledge of our company, as he is a founder.
Vu Truong, Ph.D, Chief Executive Officer, Chief Scientific Officer and Director.   Dr. Truong is one of our co-founders and our Chief Executive Officer and Chief Scientific Officer. He has served as our Chief Executive Officer, Chief Scientific Officer and head of R&D since 2003. He has more than 15 years of experience in biopharmaceutical drug development, having held positions of increasing responsibilities at Transform Pharmaceuticals Inc., GeneMedicine Inc., Aviron Inc. and MedImmune (sold to AstraZeneca). He received his Ph.D. in Pharmacology and Molecular Sciences at the Johns Hopkins University School of Medicine and his B.A. in Biochemistry from Brandeis University. We believe that Dr. Truong possesses specific attributes that qualify him to serve as a member of our board of directors, including his depth of scientific, operating, strategic, transactional, and senior management experience in our industry, his longevity in the industry, and his intimate knowledge of our company, as he is a founder.

Continuing Directors
Name	Age	Position(s)
Craig Gibbs, Ph.D.	58	Class I Director
John Hamilton	76	Class I Director
Robert R. Ruffolo, Ph.D.	71	Class I Director
Susan Windham-Bannister, Ph.D.	69	Class II Director Nominee
Craig Gibbs, Ph.D. Director.   Dr. Gibbs was appointed to our board of directors in April 2015. Since September 2020, Dr. Gibbs has been the Chief Executive Officer at Asher Biotherapeutics, Inc. From September 2015, until July 2020 Dr. Gibbs was the Chief Business Officer at Forty Seven Inc. Dr. Gibbs served on the Board of Directors of Tobira Therapeutics from May 2013 to September 2016 and is an advisor to several biotechnology companies and venture capital firms. From 1992 to 2013, Dr. Gibbs worked for Gilead Sciences in a variety of leadership positions spanning Research, Corporate Development and, most recently, Vice President of Commercial Strategy/Commercial Planning and Operations. Prior to Gilead, Dr. Gibbs served as a Scientist in the Department of Protein Engineering at Genentech, Inc. He received his B.Sc. in Biochemistry from Massey University and his Ph.D. in Molecular Biology from the University of Glasgow in Scotland and his M.B.A. from Golden Gate University. We believe that Dr. Gibbs possesses specific attributes that qualify him to serve as a member of our board of directors, including extensive experience in the biotechnology industry and technical expertise in drug discovery and development.
John Hamilton, Director.   Mr. Hamilton was appointed to our board of directors in June 2015. He served as a director and audit chair of three companies including Vermillion Inc. from 2008 to 2013, Anesiva, Inc. during 2009 and Encompass Funds from 2012 to 2015. From 1997 until his retirement in 2007, Mr. Hamilton served as Vice President and Chief Financial Officer of Depomed, Inc., a specialty pharmaceutical company focused on enhancing pharmaceutical products. Prior to that, from 1992 to 1996, he was the Vice President and Chief Financial Officer at Glyko Inc. From 1987 to 1992 Mr. Hamilton was Manager of Financial Planning and Analysis and then Treasurer at Chiron Corp. From 1985 to 1987 he was Vice President, Treasurer and Secretary of American Hawaii Cruises, Inc. From 1968 to 1985 he began his career in international banking with The Philadelphia National Bank and then Crocker National Bank. Mr. Hamilton sits on the regional Board of Directors of the Association of Bioscience Financial Officers and is past-president of the Treasurers Club of San Francisco. Mr. Hamilton received his M.B.A. from the University of Chicago and B.A. in International Relations from the University of Pennsylvania. We believe that Mr. Hamilton possesses specific attributes that qualify him to serve as a member of our board of directors, including the depth of his financial, accounting and operating experience.
Robert R. Ruffolo, Jr., Ph.D., Director.   Dr. Ruffolo was appointed to our board of directors in April 2017. He has provided management, director and consulting services since 2008 as the President of Ruffolo Consulting LLC. Dr. Ruffolo currently serves on the Board of Directors of Diffusion Pharmaceuticals Inc. He served as the President of Research and Development and as the Corporate Senior Vice President of Wyeth Pharmaceuticals (now Pfizer) from 2000 through 2008. In these roles, he managed an R&D organization of 9,000 scientists with an annual budget in excess of $3 billion. From 2000 to 2002 he served as an Executive Vice President at Wyeth, where he was responsible for Pharmaceutical Research and Development. Prior to joining Wyeth, Dr. Ruffolo spent 17 years at SmithKline Beecham Pharmaceuticals PLC (now GlaxoSmithKline) where he was Senior Vice President and Director of Biological Sciences, Worldwide from 1984 to 2000. Before joining SmithKline Beecham, Dr. Ruffolo spent six years at Eli Lilly Co. from 1978 to 1984 where he was a Senior Pharmacologist. Dr. Ruffolo currently serves on the boards of directors of Sigilon Therapeutics Inc., Sapience Therapeutics Inc., Elucida Oncology Inc., and Trevena Inc. He received his B.S. in Pharmacy from The Ohio State University and his Ph.D. in Pharmacology from The Ohio State University. We believe that Dr. Ruffolo possesses specific attributes that qualify him to serve as a member of our board of directors, including his extensive experience in the pharmaceutical industry and technical and management expertise in drug discovery and development.
Susan Windham-Bannister, Ph.D., Director.   Dr. Windham-Bannister was appointed to our board of directors in June 2019. Dr. Windham-Bannister currently serves as President and CEO of Biomedical Growth Strategies., LLC and Managing Partner of Biomedical Innovation Advisors, LLC, a strategic advisory firm serving the healthcare industry which she founded with Dr. Harvey Lodish, co-founder of Genzyme. From 2008-2015, Dr. Windham-Bannister served as founding President and Chief Executive Officer of the Massachusetts Life Sciences Initiative, the brainchild of former Massachusetts Governor Deval Patrick where she led this $1billion healthcare dedicated investment fund. Dr. Windham-Bannister is currently the Chair of the National Board of Directors of the Association for Women in Science (AWIS) and also serves on the Boards of St. Jude’s Children’s Hospital and Tufts Health Plan. She received a Doctorate in Health Policy and Management from the Florence Heller School at Brandeis University, and a Doctor of Science from Worcester Polytechnic Institute (honoris causa). Dr. Windham-Bannister was a Post-Doctoral Fellow at Harvard University’s John F. Kennedy School and a Fellow in the Center for Science and Policy (CSAP) at Cambridge University, Cambridge, England. She completed her doctoral work at the Heller School under a fellowship from the Ford Foundation. We believe that Dr. Windham-Bannister possesses specific attributes that qualify her to serve as a member of our board of directors, including her past experiences as Chair of the National Governing Board of the Association for Women in STEM, President and CEO of the Massachusetts Life Sciences Center (MLSC), Fellow in the Center for Science and Policy (CSAP) at Cambridge University, Cambridge, England, and having been recognized by the Boston Globe as one of the “10 Most Influential Women in Biotech”.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” ELECTION OF THE NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE MATTERS
Family Relationships
There are no family relationships among any of our directors or executive officers.
Other Involvement in Certain Legal Proceedings
None of our directors or executive officers has been involved in any bankruptcy or criminal proceedings, nor have there been any judgments or injunctions brought against any of our directors or executive officers during the last ten years that we consider material to the evaluation of the ability and integrity of any director or executive officer.
Board Composition and Election of Directors
The Board of Directors has six directors. Holders of common stock have no cumulative voting rights in any election of directors.
The directors are classified with respect to the time for which they shall severally hold office by dividing them into three classes, Class I, Class II and Class III, All directors shall hold office until their successors are elected and qualified, or until their earlier death, resignation, disqualification or removal, At each annual stockholders’ meeting, successors to the directors whose terms shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year. Except in the event of vacancies in the board, directors shall be elected by a plurality of the votes cast at annual meetings of stockholders, and each director so elected shall hold office until the annual meeting at which their term expires and until his successor is duly elected and qualified, or until his earlier resignation or removal.
Director Independence
Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his background, employment and affiliations, our board of directors has determined that Messrs. Ruffolo, Gibbs, and Hamilton and Ms. Windham-Bannister do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of The Nasdaq Capital Market. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them, if any, described in the section titled “Certain Relationships and Related Person Transactions.”
Leadership Structure of the Board
Although we do not require separation of the offices of the Chairman of the Board and Chief Executive Officer, we currently have a different person serving in each such role — Dr. Patzer is our Executive Chairman, and Dr. Truong is our Chief Executive Officer. The decision whether to combine or separate these positions depends on what our Board deems to be in the long-term interest of stockholders in light of prevailing circumstances.
This arrangement has and will continue to allow our Chairman to lead the Board, while our Chief Executive Officer focuses primarily on managing the operations of the Company. The separation of duties provides strong leadership for the Board while allowing the Chief Executive Officer to be the leader of the Company, focusing on its customers, employees, and operations. Our Board believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. While our board of directors is responsible for monitoring and assessing strategic risk exposure, our audit committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our nominating and governance committee monitors the effectiveness of our corporate governance policies. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Board Committees
Our board of directors has established an audit committee, a compensation committee, and a corporate governance/nominating committee, each of which operates under a charter that has been approved by our board of directors.
Our board of directors has determined that all of the members of the audit committee, the compensation committee and the nominating and corporate governance committee are independent as defined under the applicable rules of The Nasdaq Capital Market, including, in the case of all of the members of our audit committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. In making such determination, the board of directors considered the relationships that each director has with our company and all other facts and circumstances that the board of directors deemed relevant in determining director independence, including the beneficial ownership of our capital stock by each director.
Audit Committee.   The audit committee is comprised of John Hamilton, Susan Windham-Bannister and Craig Gibbs. Our board of directors has determined that John Hamilton is an audit committee financial expert, as defined by the rules of the SEC, and satisfies the financial sophistication requirements of applicable rules of The Nasdaq Capital Market. Mr. Hamilton is the chair of the audit committee.
Our audit committee is authorized to, among other things:
•
monitor our financial reporting process and internal control system and complaints or concerns relating thereto;

•
recommend, for shareholder approval, the independent auditor to examine our accounts, controls and financial statements and select, evaluate and if necessary replace the independent auditor;

•
consider and approve, if appropriate, major changes to our accounting principles and practices as suggested by the independent auditors or management;

•
establish regular and separate systems of reporting to the committee by management and the independent auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments and additional items as required under the Sarbanes-Oxley Act including critical accounting policies;

•
review with the independent auditors and financial accounting personnel, the adequacy and effectiveness of our accounting and financial controls;

•
review the financial statements contained in the annual report and quarterly report to shareholders with management and the independent auditors;

•
review with management any financial information, earnings press releases and earnings guidance filed with the SEC or disseminated to the public; and

•
prepare the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Compensation Committee.   The compensation committee is comprised of Robert Ruffolo, Susan Windham-Bannister and John Hamilton. Dr. Windham-Bannister is the chair of the compensation committee.
Our compensation committee is authorized to:
•
review and recommend the compensation arrangements for management, including the compensation for our chief executive officer;

•
establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•
administer our stock incentive plans; and

•
prepare the report of the compensation committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Corporate Governance/Nominating Committee.   The corporate governance/nominating committee is comprised of Craig Gibbs, Robert Ruffolo and John Hamilton. Dr. Gibbs is the chair of the corporate governance/nominating committee.
Our nominating and governance committee is authorized to:
•
identify and nominate members of the board of directors;

•
develop and recommend to the board of directors a set of corporate governance principles applicable to our company; and

•
oversee the evaluation of our board of directors.

Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee has ever been an officer or employee of Aridis. None of the members were parties to any related party transaction with Aridis during the year ended December 31, 2020. None of our executive officers serves, or has served during the last fiscal year, as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our compensation committee.
Board and Committee Meetings and Attendance
The board and its committees meet throughout the year on a set schedule and also hold special meetings and act by written consent from time to time. During 2020:
•
Our board held 4 meetings;

•
Our audit committee held 8 meetings;

•
Our compensation committee held 3 meetings; and

•
Our nominating and corporate governance held 0 meetings.

All directors attended at least 75% of the aggregate number of the meetings of the board and the committees on which they served. We do not have a stated policy regarding director attendance at annual stockholder meetings, but strongly encourage our directors to attend each such meeting.

Code of Ethics and Code of Conduct
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website, www.aridispharma.com. In addition, we post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the code.

EXECUTIVE OFFICERS OF THE COMPANY
           The biographical profiles on the following pages contain certain information with respect to our Executive Officers.
Name	Age	Position(s)
Eric Patzer, Ph.D.	72	Executive Chairman of the Board of Directors
Vu Truong, Ph.D.	57	Chief Executive Officer, Chief Scientific Officer and Director
Michael A. Nazak	62	Chief Financial Officer
Dr. Hasan Jafri, M.D.	54	Chief Medical Officer
For information regarding Drs. Patzer and Truong, please refer to “Proposal 1 — Election of Directors,” above
Michael A. Nazak, Chief Financial Officer.   Mr. Nazak was appointed as our Chief Financial Officer effective as of January 1, 2020. Mr. Nazak is a seasoned financial executive with extensive experience managing teams of finance professionals at healthcare dedicated companies. Prior to joining the Company as Vice President, Finance, he served in various capacities in finance and administration at Coherus Biosciences, Inc., a publicly listed company on Nasdaq from April 2011 to June 2017, most recently as Senior Vice President, Administration. Previously he was the Senior Director of Finance & Accounting at InteKrin Therapeutics Inc., a biopharmaceutical company since April 2008. Prior to that, Mr. Nazak served as the Corporate Controller for Reliant Technologies, Inc., a developer and manufacturer of medical laser devices, and as a Senior Director of Finance & Corporate Controller at Connetics Corporation, a then publicly-traded specialty pharmaceutical company. Mr. Nazak also held Corporate Controller and other finance and accounting positions at Cygnus Solutions (a Red Hat company), and MIPS Computer Systems, and was previously an auditor with Coopers & Lybrand LLP. Mr. Nazak is a Certified Public Accountant (inactive), and holds a B.S. degree in Business Administration with a concentration in Accounting from San Jose State University.
Dr. Hasan Jafri, M.D., Chief Medical Officer.   Dr. Jafri was appointed Chief Medical Officer in June 2020. He comes to the Company from AstraZeneca, where he most recently served as Senior Medical Director, Clinical Research and Development, Microbial Sciences, Clinical Head of Antibacterial mAb Program, and Coordinator of the European Public-Private COMBACTE-NET & COMBACTE-MAGNET consortia focused on antibacterial drug development supported by the Innovative Medicines Initiative (IMI). During his tenure at AstraZeneca, he led the clinical development of the anti-bacterial monoclonal antibodies within the Serious Bacterial Infections Franchise, including its Phase 2 programs MEDI4893 (anti-S. aureus alphatoxin mAb) and MEDI3902 (anti-P. aeruginosa Psl/PcrV mAb). He also served as the AstraZeneca representative on the Infection Control Strategic Governance Group (SGG), an industry committee tasked with advising the European Commission and IMI on R&D priorities. In addition to the antibacterial programs, Dr. Jafri has been a leader in respiratory syncytial virus (RSV) R&D. Dr. Jafri has over 25 years of experience in clinical practice and research, especially in the area of serious healthcare associated and community acquired infections, respiratory viral infections and invasive fungal infections (in immunocompromised and immunocompetent hosts), and biomarker and translational research. He has been involved in the design and conduct of multiple Phase 1-4 clinical studies to assess novel small and large molecules against bacterial, viral and fungal pathogens. Prior to joining AstraZeneca, Dr. Jafri served as a professor in the department of pediatric infectious diseases and the department of clinical science research at the University of Texas Southwestern Medical Center at Dallas. He was the Chief of Division of Clinical Pharmacology, director of the Pediatric Infectious Diseases fellowship program, and director of the NICHD Pediatric Pharmacology Research Center. Dr. Jafri has authored over 70 peer reviewed journal articles and presented over 100 original research abstracts at National and International Conferences.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth the compensation paid during the fiscal years ended December 31, 2020 and December 31, 2019 to our Chief Executive Officer and Chief Scientific Officer, Chief Financial Officer and Chief Medical Officer, who were our named executive officers as of December 31, 2020.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Total ($)
Vu Truong, Ph.D. Chief Executive Officer and Chief Scientific Officer	2020	475,000	91,125	217,367	783,492
	2019	450,000	202,500	1,217,142	1,869,642
Michael A. Nazak(2) Chief Financial Officer	2020	315,000	—	65,166	380,166
Hasan Jafri, M.D.(3) Chief Medical Officer	2020	223,660	—	407,242	630,902

(1)
The amounts reported in the option awards column represent the grant date fair value of the stock options granted to our named executive officers during 2020 as computed in accordance with ASC 718. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by our named executive officers from the options.

(2)
Mr. Nazak became our Chief Financial Officer effective January 1, 2020.

(3)
Dr. Jafri was hired by us on June 15, 2020.

Employment Agreements
We do not have formal employment agreements with any of our named executive officers. We have entered into offer letter agreements and confidentiality and invention assignment agreements with each of our named executive officers. Each named executive officer’s employment is at will, and none of the offer letters provide for a specific term or severance on a termination or change of control. Under the terms of our standard confidential information and invention assignment agreement, each executive has agreed (i) not to solicit our employees or consultants during his employment and for a period of one year after the termination of his employment, (ii) to protect our confidential and proprietary information, and (iii) to assign to us related intellectual property developed during the course of his employment. Each named executive officer is also eligible to participate in our standard employee benefit plans.
Outstanding Equity Awards At Fiscal Year-End
The following table sets forth information for the named executive officers as of December 31, 2020 regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of December 31, 2020. Except for the options set forth in the table below, no other equity awards were held by any our named executive officers as of December 31, 2020. All equity awards included below were granted from our 2014 Equity Incentive Plan, or the 2014 Plan, unless otherwise noted below.

	Option Awards
	Number of Securities Underlying Unexercised Options: Exercisable (#)	Number of Securities Underlying Unexercised Options: Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Dr. Vu Truong	77,908	—	2.89	3/6/2025(1)
	23,373	—	12.96	12/4/2025(2)
	77,908	—	13.16	10/20/2026(3)
	87,646	29,215	17.01	1/26/2028(4)
	91,667	108,333	8.20	2/21/2029(5)
	33,334	16,666	5.24	4/3/2030(6)
Michael A. Nazak	20,834	19,166	8.50	12/5/2028(7)
	4,584	15,416	4.45	1/2/2030(8)
Hasan Jafri, M.D.	—	80,000	6.16	6/25/2030(9)

(1)
Grant date of March 6, 2015, vesting monthly in equal installments over 48 months, beginning on January 1, 2015.

(2)
Grant date of December 4, 2015, vesting monthly in equal installments over 48 months, beginning on the grant date.

(3)
Grant date of October 20, 2016, vesting monthly in equal installments over six months, beginning on September 1, 2016.

(4)
Grant date of January 26, 2018, vesting monthly in equal installments over 48 months, beginning on December 5, 2017.

(5)
Grant date of February 21, 2019, vesting monthly in equal installments over 48 months, beginning on February 20, 2019.

(6)
Grant date of April 3, 2020, vesting monthly in equal installments over 12 months, beginning on the grant date.

(7)
Grant date of December 5, 2018, vesting 25% upon first anniversary of vesting commencement date and then monthly in equal installments over the remaining 36 months, beginning on November 30, 2018.

(8)
Grant date of January 2, 2020, vesting monthly in equal installments over 48 months, beginning on grant date.

(9)
Grant date of June 25, 2020, vesting 25% upon first anniversary of vesting commencement date and then monthly in equal installments over the remaining 36 months, beginning on June 15, 2020.

Director Compensation
Directors who are employees do not receive any fees or other non-equity compensation for their service on our board of directors. Our board of directors has granted equity awards from time to time to our non-employee directors as compensation for their service as directors. We also reimburse our non-employee directors for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at board of directors and committee meetings.

Director Compensation Table
The following table sets forth information for the year ended December 31, 2020 regarding the compensation awarded to, earned by or paid to our non-employee directors in 2020:
Name	Director Fees ($)	Total ($)
Craig Gibbs, Ph.D.	26,000	26,000
John Hamilton	31,000	31,000
Robert R. Ruffolo, Ph.D.	23,000	23,000
Susan Windham-Bannister, Ph.D.	28,000	28,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of April 16, 2021 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. The percentage of shares beneficially owned is computed on the basis of 11,232,921 shares of our common stock outstanding as of April 16, 2021.
Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Executive Officers
Dr. Eric Patzer(1)	810,573	7.1
Dr. Vu Truong(2)	1,176,296	10.1
Michael A. Nazak(3)	33,751	*
Dr. Hasan Jafri(3)	20,417	*
Craig Gibbs(3)	38,529	*
John Hamilton(3)	38,529	*
Robert Ruffolo(3)	29,180	*
Susan Windham-Bannister(3)	23,334	*
All directors and officers as a group (8 persons)(4)	2,170,609	18.1
Five Percent Stockholders
Hepalink USA, Inc.(5)	1,087,476	9.5
Serum International B.V.	801,820	7.1
Francis Capital Management LLC(6)	676,859	6.0
Healthcare Industry (Cayman) A Co., Limited(7)	653,105	5.8

*
Less than 1%.

(1)
Includes 113,616 stock options which are currently exercisable or exercisable within 60 days of April 16, 2021.

(2)
Includes 443,943 stock options which are currently exercisable or exercisable within 60 days of April 16, 2021.

(3)
Consists of stock options which are currently exercisable or exercisable within 60 days of April 16, 2021.

(4)
Includes 741,299 stock options which are currently exercisable or exercisable within 60 days of April 16, 2021.

(5)
Includes 209,020 warrants to purchase common stock, which are currently exercisable or exercisable within 60 days of April 16, 2021. Li Li has voting and dispositive power over such securities. Shawn Lu, our former director, is the Executive Director and Chief Financial Officer of Hepalink USA, Inc. Hepalink USA, Inc.’s address is Drake Oak Brook Plaza Suite 205, 2215 York Road Oak Brook, IL.

(6)
Includes 66,734 warrants to purchase common stock, which are currently exercisable or exercisable within 60 days of April 16, 2021. Francis Capital Management, LLC is an investment advisor that is registered under the Investment Advisors Act of 1940. Francis Capital Management, LLC, which serves as the general partner and investment manager to Catalysis Partners, LLC, (the “Fund”), may be deemed to be the beneficial owner of all shares of Common Stock held by the Fund. Mr. John Francis, as Managing Member of Francis Capital Management, LLC, with the power to exercise investment and voting discretion, may be deemed to be the beneficial owner of all shares of Common Stock held by the Fund.

(7)
Includes 57,709 warrants to purchase common stock, which are currently exercisable or exercisable within 60 days of April 16, 2021. Healthcare Industry (Cayman) A Co. Limited is beneficially owned and controlled by Shanghai Healthcare Industry Investment Fund L.P. Sun Feng is Chairman and President of Shanghai Healthcare Industry Investment Fund L.P. Healthcare Industry (Cayman) A. Co. Limited’s address is c/o Shanghai Healthcare Industry Investment Fund, 18F Building A, 100 Zunyi Road 200336, Shanghai, China.

Delinquent Section 16(a) Reports.
Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file reports of holdings and transactions in our common stock and our other securities with the SEC. Officers, directors and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of Forms 3, 4 and 5, and any amendments thereto, furnished to us or written representations that no Form 5 was required, we believe that during the year ended December 31, 2020, all filing requirements applicable to our executive officers and directors under the Exchange Act were met in a timely manner except that Michael Nazak filed a Form 3 and Form 4 late and Dr. Eric Patzer filed a Form 4 late.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING
DECEMBER 31, 2021
The Board has appointed Mayer Hoffman McCann P.C. (“MHM”) to serve as our independent registered public accounting firm for the year ending December 31, 2021. MHM has acted as our principal accountant since 2014 and served as our independent registered public accounting firm for the fiscal year ended December 31, 2020.
A representative of MHM is expected to be present via telephone conference at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions. Substantially all MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.
Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with us. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of Aridis’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.
It is the responsibility of our management to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles. It is the responsibility of our independent registered public accounting firm to conduct the audit of our financial statements and disclosures. In giving its recommendation to the Board that our audited financial statements for the year ended December 31, 2020 be included in our Annual Report on Form 10-K for the year ended December 31, 2020, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States; and (2) the report of our independent registered public accounting firm with respect to such financial statements.
Principal Accountant Fees and Services
The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2020 and 2019 by MHM:
	2020	2019
Audit Fees	$257,430	$357,069
Audit Related Fees	$—	$—
Tax Fees	$—	$—
Other Fees	$—	$—
Totals	$257,430	$357,069
Audit Fees
Audit fees represent amounts billed for professional services rendered or expected to be rendered for the audit of our annual consolidated financial statements, review of our interim consolidated financial statements, comfort letter and consent work performed by MHM.

Audit-Related Fees
Audit-related fees represent professional services rendered or expected to be rendered for assurance and related services by the accounting firm that are reasonably related to the performance of the audit or review of our financial statements that are not reported under audit fees.
Tax Fees.
Tax fees represent professional services rendered by the accounting firm for tax compliance.
Audit Committee’s Pre-Approval Policies and Procedures
Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.
Vote Required
The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders. If the appointment is not ratified, the Board will reconsider whether or not to retain MHM.
The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MAYER HOFFMAN MCCANN P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

AUDIT COMMITTEE REPORT
The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.
The Audit Committee is comprised of three independent directors (as defined under NASDAQ Listing Rule 5605(a)(2)). The Audit Committee operates under a written charter, which is available on our website at http://www.aridispharma.com/ under “Investors — Corporate Governance.”
We have reviewed and discussed with management and the Company’s auditors, the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2020.
We have discussed with Mayer Hoffman McCann P.C. (“MHM”), the Company’s independent registered public accounting firm, the matters as required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees).
We have received the written disclosures and the letter from MHM required by applicable requirements of the PCAOB regarding MHM’s communications with the Audit Committee concerning independence, and have discussed with MHM, their independence from management and the Company.
Based on the review and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee
John Hamilton, Chairman
Susan Windham-Bannister
Craig Gibbs

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
There are no transactions or series of similar transactions, since January 1, 2020 to which we have been a participant in which the amount involved exceeded or will exceed the lesser of (a) $120,000 or (b) 1% of our average total assets at year end for the last two completed fiscal years, and in which any of our director, executive officer, holder of more than 5% of our capital stock, promotor or certain control person or any member of their immediate family had or will have a direct or indirect material interest except for the following:
Joint Venture
On February 11, 2018, the Company entered into a Joint Venture (“JV”) Agreement with Hepalink which is a related party and principal shareholder in the Company, pursuant to which the Company formed a JV Entity for developing and commercializing products for infectious diseases in the greater China territories. It was agreed by the parties that the Company shall be reimbursed for certain legal and contract manufacturing expenses related to the clinical drug supply for a Phase 3 clinical study of AR-301 and the clinical drug supply for a clinical study of AR-105. For the years ended December 31, 2020 and 2019, the Company recorded approximately $188,000 and $1.5 million, respectively, as a reduction to operating expenses in the consolidated statements of operations for amounts reimbursed to the Company by the JV Entity under this arrangement. As of December 31, 2020 and 2019, the Company recorded approximately $3,000 and $152,000, respectively, in other receivables on the consolidated balance sheets for amounts owed to the Company by the JV Entity under this arrangement and the Company expects the amounts to be collectable and as a result, no reserve for uncollectability was established.
Serum International B.V.
In July 2019, the Company issued 801,820 shares of its restricted common stock in a private placement to Serum International B.V. (“SIBV”), an affiliate of Serum Institute of India Private Limited, for total gross proceeds of $10 million. As a result of this transaction, SIBV and its affiliates, are considered related parties to the Company. In September 2019, the Company and Serum AMR Products (“SAMR”), a party under common ownership of SIBV, entered into a License, Development and Commercialization Agreement (the “ License Agreement”).
The Company determined that no performance obligations were satisfied as of December 31, 2020 and 2019. Therefore, no revenue related to the License Agreement was recognized during the years ended December 31, 2020 and 2019. The Company has recorded contract liabilities resulting from the License Agreement of approximately $18.7 million and $14.6 million to deferred revenue, current, and approximately $854,000 and $5.0 million to deferred revenue, noncurrent, on its consolidated balance sheets at December 31, 2020 and 2019, respectively. The Company capitalized a contract asset resulting from the License Agreement of approximately $2.1 million related to the incremental costs of obtaining the License Agreement on its consolidated balance sheets, of which approximately $2.0 million and $1.5 million is classified as current, and approximately $90,000 and $526,000 is classified as noncurrent, as of December 31, 2020 and 2019, respectively.

OTHER MATTERS
Aridis has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.
We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mailings, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.
If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, Aridis will cancel your previously submitted proxy.
ADDITIONAL INFORMATION
Householding
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or call our Secretary at (408) 385-1742, or submit a request in writing to our Secretary, c/o Aridis Pharmaceuticals, Inc., 983 University Avenue, Bldg. B, Los Gatos, California 95032. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.
By Order of the Board of Directors
/s/ ERIC PATZER

Eric Patzer, Ph.D.
Executive Chairman of the Board of Directors

PROXY CARD
ARIDIS, PHARMACEUTICALS INC.
PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 3, 2021
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints, Eric Patzer and Vu Truong, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Aridis, Pharmaceuticals, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on June 3, 2021 and at any adjournments thereof, subject to the directions indicated on this Proxy Card .
In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.
This proxy is governed by the laws of the State of Delaware.
IMPORTANT — This Proxy must be signed and dated on the reverse side.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 3, 2021 at 10:00 am local time at the Company’s offices located at 983 University Avenue, Bldg. B, Los Gatos, California 95032 or at the discretion of Aridis Pharmaceuticals, Inc., via remote communication. The proxy statement and the 2020 Annual Report on Form 10-K are available at www.pstvote.com/aridis2021.
THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!
Dear Stockholder:
We cordially invite you to attend the Annual Meeting of Stockholders of Aridis Pharmaceuticals, Inc. to be held at Aridis’s offices located at 983 University Avenue, Bldg. B, Los Gatos, California 95032, on June 3, 2021, beginning at 10:00 a.m. local time. As part of our precautions regarding the recent spread of coronavirus and the disease it causes, COVID-19, we may decide to hold the annual meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be available at https://investors.aridispharma.com/events.
Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2
1. Election of Director Nominee	FOR	WITHHOLD
01 – Eric Patzer, Ph.D.	☐	☐
02 – Vu Truong, Ph.D.	☐	☐
2. Proposal to ratify Mayer Hoffman McCann P.C. as the Company’s independent registered public accountants for fiscal year ending December 31, 2021.	FOR	AGAINST	ABSTAIN
	☐	☐	☐
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.
Dated:            , 2021
Signature

Name (printed)

Title

VOTING INSTRUCTIONS
You may vote your proxy in the following ways:
1.
VIA INTERNET:

Login to www.pstvote.com/aridis2021
Enter your control number (12 digit number located below)
2.
VIA MAIL:

Philadelphia Stock Transfer, Inc.
2320 Haverford Rd., Suite 230
Ardmore, PA 19003
CONTROL NUMBER:
You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on June 2, 2021.